Managers Trust I

Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund,

Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund,

Managers Fremont Bond Fund and Managers California Intermediate Tax-Free Fund

Statement of Additional Information

dated March 1, 2008

Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and

Managers AMG FQ Global Alternatives Fund

Statement of Additional Information

dated March 1, 2008

(collectively, the “Funds”)

(All Share Classes)

Supplement dated January 22, 2009 to the Statements of Additional Information,

dated March 1, 2008, and as supplemented (the “SAIs”)

The following information supplements and supersedes any information to the contrary contained in the SAIs of the Funds listed above.

Effective immediately, the SAIs are hereby amended as follows. The third paragraph under the heading “Disclosure of Portfolio Holdings” is hereby deleted and replaced with the following:

The Fund(s) may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Fund(s): the Subadvisor(s); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printers (R.R. Donnelley, Morton Graphics, Merrill Corp.); counsel to the Fund(s) (Ropes & Gray LLP) or counsel to the independent trustees of the Fund(s) (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the Custodian. Disclosures of portfolio holdings information will be made to a Fund’s independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Fund(s) or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with Fund operations. In addition, the Fund(s) provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, FT Interactive, FactSet, Bloomberg and Wilshire Associates. The Fund(s) may disclose non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, to FactSet and Bloomberg on a daily basis for portfolio holdings analysis, and to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis. The Fund(s) also provide current portfolio holdings information to Lipper and Morningstar on or after the 10th business day of every month, but only after such information has already been disclosed to the general public.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE